Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Annual Report on Form 40-F for the fiscal year ended December 31, 2015 (the “Report”) by Sphere 3D Corp. (the “Company”), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 30, 2016

/s/ Kurt L. Kalbfleisch
Kurt L. Kalbfleisch
Senior Vice-President and
Chief Financial Officer